                                                                   EXHIBIT 10.15


                              DATA CRITICAL CORP.
                             1994 STOCK OPTION PLAN
















                          Adopted:  December 19, 1994

                              DATA CRITICAL CORP.
                            1994 STOCK OPTION PLAN

                                                                               PAGE
ARTICLE I        General Provisions

                 1.1   Purpose ................................................ 1
                 1.2   General ................................................ 1
                 1.3   Administration of the Plan ............................. 1
                 1.4   Shares Subject to Plan ................................. 2
                 1.5   Participation in the Plan .............................. 2
                 1.6   Determination of Fair Market Value...................... 2
                 1.7   Grants of Options Under Stock
                       Option Agreement ....................................... 2
                 1.8   Amendment and Termination of the Plan .................. 2
                 1.9   Effective Date.......................................... 3
                 1.10  Securities Law Requirements............................. 3
                 1.11  Separate Certificates................................... 3
                 1.12  Payment for Stock....................................... 3
                 1.13  Stock Options and ISO Options
                       Granted Separately...................................... 4
                 1.14  Use of Proceeds......................................... 4
                 1.15  Non-Transferability of Options.......................... 4
                 1.16  Additional Documents on Death
                       of Participant.......................................... 4
                 1.17  Changes in Employment................................... 5
                 1.18  Shareholder Rights...................................... 5
                 1.19  Adjustments Upon Changes in
                       Capitalization.......................................... 5
                 1.20  Payment of Withholding Taxes............................ 5
                 1.21  Assumption of Outstanding Options....................... 5
                 1.22  Retirement and Disability............................... 6

ARTICLE II       Stock Options................................................. 6

                 2.1   General Terms........................................... 6
                 2.2   Grant and Terms of Stock Options........................ 6

ARTICLE III      ISO Options................................................... 8

                 3.1   General Terms........................................... 8
                 3.2   Grant and Terms of ISO Options.......................... 8

ARTICLE IV       Acceleration of Options on Change
                 of Control.................................................... 10

ARTICLE V        Options Not Qualifying as Incentive Stock
                 Options....................................................... 10

                              DATA CRITICAL CORP.
                            1994 STOCK OPTION PLAN

                                   ARTICLE I

                               General Provisions
                               ------------------

       1.1 Purpose. The purpose of DATA CRITICAL CORP. 1994 STOCK OPTION PLAN
           -------
shall be to attract, retain and motivate key management, directors or key professional employees (the "Participants") of Data Critical Corp. (the "Company") and subsidiaries by way of granting (i) nonqualified stock options ("Stock Options") and (ii) incentive stock options ("ISO Options"). For purposes of this Plan, Stock options and ISO Options are sometimes collectively herein called "Options." The ISO Options to be granted under the Plan are intended to be qualified pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); and, the Stock Options to be granted are intended to be "nonqualified stock options" as described in Sections 83 and 421 of the Code. Further, under the Plan, the terms "parent" and "subsidiary" shall have the same meaning as set forth in Subsections (e), (f) and (g) of Section 424 of the Code unless the context herein clearly indicates to the contrary.

       1.2 General. The terms and provisions of this Article I shall be applicable to Stock Options and ISO Options unless the context herein clearly indicates to the contrary.

       1.3 Administration of the Plan. The Plan shall be administered by the
           ----------------------------
Compensation and Stock Option Committee "Committee") appointed by the Board of Directors ("Board") of the Company and consisting of not less than two members from the Board. The members of the Committee shall serve at the pleasure of the Board and such members shall be ineligible to participate under the Plan during their service as members of the Committee. Committee membership shall be limited to only those members of the Board who have not, during the year preceding their appointment, been granted or awarded any "equity securities" (as such term is defined in Rule 16a-1(d) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any successor rule) pursuant to the Plan or any other plan of the Company or any of its affiliates except for participation in plans permitted by Rule 16a-3 (c) (2) (i) promulgated under the Exchange Act (or any successor rule). The Committee shall have the power where consistent with the general purpose and intent of the Plan to (i) modify the requirements of the Plan to conform with the law or to meet special circumstances not anticipated or covered in the Plan, (ii) suspend or discontinue the Plan, (iii) establish policies and (iv) adopt rules and regulations and prescribe forms for carrying out the purposes and provisions of the Plan including the form of any "stock option agreements" ("Stock Option Agreements"). Unless otherwise provided in the Plan, the Committee shall have the authority to interpret and construe the Plan, and determine all questions arising under the Plan and any agreement made pursuant to the Plan. Any interpretation, decision or determination made by the Committee shall be final, binding and conclusive. A majority of the Committee shall constitute a quorum, and an act of the majority of the members present at any meeting at which a quorum is present shall be the act of the Committee.

       1.4 Shares Subject to the Plan. Shares of stock ("Stock") covered by
           ----------------------------
Stock Options and ISO Options shall consist of One Hundred Seventy Nine Thousand (179,000) shares of the voting common stock, par value $.01, of the Company. Either authorized and unissued shares or treasury shares may be delivered pursuant to the Plan. If any Option for shares of Stock granted to a Participant lapses, or is otherwise terminated; the Committee may grant Stock Options or ISO Options for such shares of Stock to other Participants.

       1.5 Participation in the Plan. The Committee shall determine from time to
           ---------------------------
time those Participants who are to be granted Stock Options and ISO options and the number of shares of Stock covered thereby. Provided, however, those directors who are not key management employees of the Company, its parent or subsidiaries of the Company shall only be eligible to be granted Stock Options under this Plan.

       1.6 Determination of Fair Market Value As used in the Plan, "fair market
           -----------------------------
value" shall mean the average of the highest and lowest sales prices of the common stock of the Company as reported by the appropriate stock exchange, or other primary exchange upon which the stock is listed, as of the granting date, exercise date, or other relevant date. If the common stock is not readily tradable on an established securities market, all valuations of such common stock with respect to activities carried on by the Plan shall be determined by the Committee as of the relevant date, and the Committee shall utilize any reasonable and prudent method in determining such fair market value, including, without limitation, the obtaining of opinion of a completely independent and well qualified appraiser who meets the requirements prescribed under 170 (a) (1) of the Code.

       1.7 Grants of Options under Stock Option Agreement. Each Stock Option or
           ------------------------------------------------
ISO Option granted under this Plan shall be evidenced by the minutes of a meeting of the Committee or by the written consent of the Committee and by a written Stock Option Agreement effective on the date of grant and executed by the Company and the Participant. Each Option granted hereunder shall contain such terms, restrictions and conditions as the Committee may determine, which terms, restrictions and conditions may or may not be the same in each case.

       1.8 Amendment and Termination of the Plan. The Plan shall terminate at
           ---------------------------------------
midnight, December 18, 2004, but prior thereto may be altered, changed, modified, amended or terminated by written amendment approved by the Board. Provided, that no action of the Board may, without the approval of the holders of a majority of the securities of the Company entitled to vote thereon, increase the aggregate number of shares of Stock which may be purchased under Stock Options or ISO Options granted under the Plan; amend or alter the Option Price or the ISO Price, as applicable; materially increase the benefit accruing to Participants under the Plan, materially modify the requirements as to eligibility for participation in the Plan; or amend the Plan in any manner which would impair the applicability of Rule 16b-3 as promulgated under the Exchange Act (or any successor rule) to the Plan. Except as provided in this
Article I, no amendment, modification or termination of the Plan shall in any manner adversely affect any Stock Option or ISO Option theretofore granted under the Plan without the consent of the affected Participant.

       1.9 Effective Date. The Plan has been approved by written consent of the
           ----------------
board of directors and the shareholders of the Company an December 19, 1994, and is therefore effective as of December 19, 1994.

       1.10 Securities Law Requirements. The Company shall have no obligation to
            -----------------------------
issue any Stock hereunder unless the issuance of such shares would comply with any applicable federal or state securities laws or any other applicable law or regulations thereunder.

       1.11 Separate Certificates. Separate certificates representing the common
            -----------------------
stock of the Company to be delivered to a Participant upon the exercise of any Stock Options or ISO Options will be issued to such Participant.

       1.12 Payment for Stock. Payment for shares of Stock purchased under this
            -------------------
Plan shall be made in full and in cash or by check, Stock of the Company or a combination thereof, at the time of exercise of the Options as a condition thereof, and no loan or advance shall be made by the Company for the purpose of financing, in whole or in part, the purchase of Stock. In the event that common stock of the Company is utilized as consideration for the purchase of Stock upon the exercise of a Stock Option or an ISO Option, then, such Stock shall be valued at the "fair market value" as defined in Section 1.6 of the Plan. In addition to the foregoing procedure which may be available for the exercise of any Stock Option or ISO Option, the Participant may deliver to the Company a notice of exercise including an irrevocable instruction to the Company to deliver the stock certificate issued in the name of the Participant representing the shares subject to an Option to a broker authorized to trade in the Stock of the Company. Upon receipt of such notice, the Company will acknowledge receipt of the executed notice of exercise and forward this notice to the broker. Upon receipt of the copy of the notice which has been acknowledged by the Company, and without waiting for issuance of the actual stock certificate with respect to the exercise of the Option, the broker may sell the Stock or any portion thereof. Upon receipt of the notice to exercise from the Company, the broker will deliver directly to the Company that portion of the sales proceeds to cover the Option Price and any withholding taxes, if any. Further, the broker may also facilitate a loan to the Participant upon receipt of the notice of exercise in advance of the issuance of the actual stock certificate as an alternative means of financing and facilitating the exercise of any Option. For all purposes of effecting the exercise of an option, the date on which the Participant gives the notice of exercise to the Company will be the date he becomes bound contractually to take and pay for the shares of Stock underlying the Option. The Committee may also adopt such other procedures which it desires for the payment of the purchase price upon the exercise of a Stock Option or ISO Option which are not inconsistent with the applicable provisions of the Code which relate to Stock Options and ISO Options.

       1.13 Stock Options and ISO Options Granted Separately. Since the
            --------------------------------------------------
Committee is authorized to grant Stock Options and ISO Options to Participants, the grants thereof and Stock Option Agreements relating thereto will be made separately and totally independent of each other. Except as it relates to the total number of shares of Stock which may be issued under the Plan, the grant or exercise of a Stock Option shall in no manner affect the grant and exercise of any ISO Options. Similarly, the grant and exercise of an ISO Option shall in no manner affect the grant and exercise of any Stock Options.

       1.14 Use of Proceeds. The proceeds received by the Company from the sale
            -----------------
of Stock pursuant to the exercise of Options granted under the Plan shall be added to the Company's general funds and used for general corporate purposes.

       1.15 Non-Transferability of Options. Except as otherwise herein provided,
            -------------------------------
any option granted shall not be transferable otherwise than by will or the laws of descent and distribution, and the Option may be exercised, during the lifetime of the Participant, only by him. More particularly (but without limiting the generality of the foregoing), the Option shall not be assigned, transferred (except as provided above), pledged or hypothecated in any way whatsoever, shall not be assignable by operation of law and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof shall be null and void and without effect.

       1.16 Additional Documents an Death of Participant. No transfer of an
            ---------------------------------------------
Option by the Participant by will or the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the successor to the Option of the terms and conditions of such Option.

       1.17 Changes in Employment. So long as the Participant shall continue to
            -----------------------
be an employee of the Company or its parent or one of its subsidiaries, any Option granted to him shall not be affected by any change of duties or position. Nothing in the Plan or in any Stock Option Agreement which relates to the Plan shall confer upon any Participant any right to continue in the employ of the Company or its parent or any of its subsidiaries, or interfere in any way with the right of the Company or its parent or any of its subsidiaries to terminate his employment at any time.

       1.18 Shareholder Rights. No Participant shall have a right as a
            ------------------
shareholder with respect to any shares of Stock subject to an Option prior to the purchase of such shares of stock by exercise of the Option.

       1.19 Adjustments upon Changes in Capitalization. The aggregate number of
            --------------------------------------------
shares of Stock under Stock Options and ISO Options granted under the Plan, the option Price and the ISO Price and the total number of shares of Stock which may be purchased by a Participant on exercise of a Stock option and an ISO Option shall be appropriately adjusted or modified by the Committee to reflect any recapitalization, stock split, merger, consolidation, reorganization, combination, liquidation, stock dividend or similar transaction involving the Company. Provided, any such adjustment shall be made in such a manner as to not constitute a modification as defined in Section 424(h) of the Code.

       1.20 Payment of Withholding Taxes. Except as provided in Section 1.12
            -----------------------------
herein, no exercise of any option shall be permitted, nor shall any Stock be issued to any Participant until the Company receives full payment for the Stock purchased which shall include any required state and federal withholding taxes. Further, upon the exercise of any Stock Option, the Participant may direct the Company to retain from the shares of Stock to be issued upon exercise of the Stock Option that number of initial shares of Stock (based on fair market value) that would be necessary to satisfy the requirements for withholding any amounts of taxes due upon the exercise of such Stock Option. In the event that the Participant disposes of any Stock acquired by the exercise of an ISO Option within the two-year period following grant, or within the one-year period following exercise, of the ISO Option, the Company shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy all federal, state and local withholding tax requirements.

       1.21 Assumption of Outstanding Options. To the extent permitted by the
            -----------------------------------
then applicable provisions of the Code, any successor to the

Company succeeding to, or assigned the business of, the Company as the result of or in connection with a corporate merger, consolidation, combination, reorganization, liquidation or other corporate transaction shall assume Options outstanding under the Plan or issue new Options in place of outstanding Options under the Plan with such assumption to be made on a fair and equivalent basis in accordance with the applicable provisions of Section 424(a) of the Code; provided, in no event will such assumption result in a modification of any option as defined in Section 424 (h) of the Code.

       1.22 Retirement and Disability. For the purpose of this Plan,
            ---------------------------
"Retirement" shall mean the voluntary termination of employment of a Participant with the Company, its parent or any of its subsidiaries after attaining at least 55 years of age; and, "Disability" shall mean termination of employment of a Participant after incurring a "disability" as defined in Section 22(e)(3) of the Code.

                                   ARTICLE 11

                                 Stock Options
                                 -------------

       2.1 General Terms. With respect to Stock Options granted on or after the
           ---------------
effective date of the Plan, the following provisions of this Article II shall apply. The Stock Options granted under this Article II are intended to be "nonqualified stock options" as described in Sections 83 and 421 of the Code.

       2.2 Grant and Terms for Stock Options. Stock Options shall be granted on
           -----------------------------------
the following terms and conditions. 'Stock Options shall only be granted to key management employees, directors or key professional employees of the Company, its parent or any subsidiary of the Company. No Stock Option shall be exercisable more than ten (10) years from the date of grant. Subject to such limitations, the Committee shall have the discretion to fix the period ("Option Period") during which Stock Options may be exercised. At all times during the period commencing with the date a Stock Option is granted to a Participant and ending on the earlier of the expiration of the Option Period applicable to such Stock Option or the date which is three (3) months prior to the date the Stock Option is exercised by such Participant, such Participant must be an employee or a director of either (i) the Company, (ii) a parent or a subsidiary corporation of the Company, or (iii) a corporation or parent or a subsidiary corporation of such corporation issuing or assuming a Stock Option in a transaction to which
Section 424(a) of the Code applies. Provided, in the case of a Participant who has incurred a Disability, the aforesaid three (3) month period shall mean a one
(1) year period. Provided further, in the event a Participant's employment or director's position is terminated by reason of his death, his personal representative may exercise any unexercised Stock Option granted to the

Participant under the Plan at any time within one (1) year after the Participant's death but in any event not after the expiration of the option Period applicable to such Stock Option.

          (a) Option Price. The option price ("Option Price") for shares of
              -------------
Stock subject to any Stock Option shall be determined by the Committee, but in no event shall such Option Price be less than 50% of the "fair market value" of the Stock on the date of grant. Provided further, in-no event shall the Option Price be less than the par value of the Stock.

          (b) Acceleration of otherwise Unexercisable Stock Options on
              --------------------------------------------------------
Retirement, Death, Disability or Other Special Circumstances. The Committee, in
--------------------------------------------------------------
its sole discretion, may permit (i) a Participant who terminates employment due to Retirement, (ii) a Participant who terminates employment due to a Disability,
(iii) the personal representative of a deceased Participant, or (iv) any other Participant who terminates employment or his director's position upon the occurrence of special circumstances (as determined by the Committee) to purchase (within three (3) months of such date of termination of employment or one (1) year in the case of a deceased Participant or a Participant suffering a Disability) all or any part of the shares subject to any Stock option on the date of the Participant's Retirement, Disability, death, or as the Committee otherwise so determines, notwithstanding that such Stock Option may not yet be exercisable on such date.

          (c) Number of Stock Options Granted. Participants may be granted more
              ---------------------------------
than one Stock Option. In making any such determination, the Committee shall obtain the advice and recommendation of the officers of the Company, its parent, or a subsidiary of the Company, which have supervisory authority over such Participants. The granting of a Stock option under the Plan shall not affect any outstanding Stock Option previously granted to a Participant under the Plan (or any other plans of the Company).

          (d) Notice to Exercise Stock Option. Upon exercise of a Stock Option,
              --------------------------------
a Participant shall give written notice to the Secretary or Personnel Manager of the Company, or other officer designated by the Committee, at the Company's principal office. No Stock shall be issued to any Participant until the Company receives full payment for the Stock purchased under the Stock Option, including any required state and federal withholding taxes; provided, however, nothing herein shall be construed as requiring payment of withholding taxes at the time of exercise if payment of taxes is deferred pursuant to any provision of the Code, and actions are taken which are designed to reasonably insure payment of withholding taxes when due.

                                  ARTICLE III

                                  ISO Options
                                  -----------

       3.1 General Terms. With respect to ISO Options granted on or after the
           -------------
effective date of the Plan the following g provisions in this Article III shall apply to the exclusion of any inconsistent provision in any other Article in this Plan since the ISO Options to be granted under the Plan are intended to qualify as "incentive stock options" as defined in Section 422 of the Code.

       3.2 Grant and Terms of ISO Options. ISO Options may be granted only to
           --------------------------------
key management or key professional employees of the Company, its parent or any subsidiary of the Company. No ISO Options shall be granted to any person who is not eligible to receive "incentive stock options" as provided in Section 422 of the Code. No ISO Options shall be granted to any key management or key professional employee if, immediately before the grant of an ISO Option, such employee owns more than 10% of the total combined voting power of all classes of stock of the Company, its parent or its subsidiaries (as determined in accordance with the stock attribution rules contained in Section 422 and Section 424 (d) of the Code). Provided, the preceding sentence shall not apply if, at the time the ISO Option is granted, the ISO Price (as defined below) is at least 110% of the "fair market value', of the stock subject to the ISO Option, and such ISO Option by its terms is exercisable no more than five (5) years from the date such ISO option is granted.

          (a) ISO Option Price. The option price for shares of Stock subject to
              -----------------
an ISO Option ("ISO Price") shall be determined by the Committee, but in no event shall such ISO Price be less than the greater of (a) the "fair market value" of the Stock on the date of grant or (b) the par value of the Stock.

          (b) Annual ISO Option Limitation. With respect to ISO Options granted,
              ------------------------------
in no event during any calendar year will the aggregate "fair market value" (determined as of the time the ISO Option is granted) of the Stock for which the Participant may first have the right to exercise under an ISO option granted under all "incentive stock option" plans qualified under Section 422 of the Code which are sponsored by the Company, its parent and its subsidiary corporations exceed $100,000. For purposes of this Section 3. 2 (b), "incentive stock options," as defined under Section 422 (and its predecessor Section 422A) of the Code, granted prior to January 1, 1987, shall be disregarded when calculating the foregoing $100,000 limitation.

          (c) Terms of ISO Options. ISO Options shall be granted on the
              ----------------------
following terms and conditions: No ISO Option shall be exercisable more than ten
(10) years from the date of grant. Subject to such limitations, the Committee shall have the discretion to fix the period

(the "ISO Period") during which any ISO Option may be exercised. ISO Options granted shall not be transferable except by will or by laws of descent and distribution. At all times during the period commencing with the date an ISO Option is granted to a Participant and ending on the earlier of the expiration of the ISO Period applicable to such ISO Options or the date which is three (3) months prior to the date the ISO Option is exercised by such Participant, such Participant must be an employee of either (i) the Company, (ii) a parent or a subsidiary corporation of the Company, or (iii) a corporation or a parent or a subsidiary corporation of such corporation issuing or assuming an ISO option in a transaction to which Section 424(a) of the Code applies. Provided, in the case of a Participant who incurs a Disability, the aforesaid three (3) month period shall mean a one (1) year period. Provided further, in the event a Participant's employment is terminated by reason of his death, his personal representative may exercise any unexercised ISO Option granted to the Participant under the Plan at any time within one (1) year after the Participant's death but in any event not after the expiration of the ISO Period applicable to such ISO Option.

          (d) Acceleration of Otherwise Unexercisable ISO Options on Retirement,
              ------------------------------------------------------------------
Death, Disability or Other Special Circumstances. The Committee, in its sole
--------------------------------------------------
discretion, may permit (i) a Participant who terminates employment due to Retirement, (ii) a Participant who terminates employment due to a Disability,
(iii) the personal representative of a deceased Participant, or (iv) any other Participant who terminates employment upon the occurrence of special circumstances (as determined by the Committee) to purchase (within three (3) months of such date of termination of employment or one (1) year in the case of a deceased Participant or a Participant suffering a Disability) all or any part of the shares subject to any ISO Option on the date of the Participant's
                                                       ----
Retirement, Disability, death, or as the Committee otherwise so determines, notwithstanding that all installments, if any, had not accrued on such date.

          (e) Number of ISO Options Granted. Subject to the applicable
              -------------------------------
limitations contained in the Plan with respect to ISO Options, Participants may be granted more than one ISO Option. In making any such determination, the Committee shall obtain the advice and recommendation of the officers of the Company, its parent or a subsidiary of the Company which have supervisory authority over such Participants. Further, the granting of an ISO Option under the Plan shall not affect any outstanding ISO Option previously granted to a Participant under the Plan.

          (f) Notice to Exercise ISO Option. Upon exercise of an ISO Option, a
              ------------------------------
Participant shall give written notice to the Secretary of the Company, or other officer designated by the Committee, at the Company's main office in Oklahoma City, Oklahoma.

No Stock shall be issued to any Participant until the Company receives full payment for Stock purchased under the ISO Option.

                                   ARTICLE IV

                  Acceleration of Options on Change of Control
                  -------------------------------------------

       4.1 Acceleration of Options upon Change of Control. In the event that a
           ------------------------------------------------
Change of Control (as defined herein) has occurred with respect to the Company, any and all ISO Options and Stock Options become automatically fully vested and immediately exercisable with such acceleration to occur without the requirement of any further act by either the Company or the Participant. For the purposes of this Section 4.1, the term "Change of Control" shall mean approval by the, stockholders of the Company of (A) a reorganization, merger or consolidation, in each case with respect to which the stockholders of the Company will not, immediately after consummation thereof, own more than 501; of the combined voting power of the then outstanding voting securities of either (a) the consolidated company or the surviving company in the reorganization or merger, or (b) any company which prior to the consolidation, reorganization or merger owned 50% or more of the combined voting power of its then outstanding voting securities; provided, however, no Change of Control shall be deemed to have occurred if members of the Incumbent Board will, immediately thereafter, constitute at least a majority of the board of directors of the consolidated or surviving company, or any company which owns, directly or indirectly, at least a majority of the voting power of the consolidated or surviving company's outstanding voting securities, and the Incumbent Board has determined, prior to such shareholder approval, that a Change of Control shall not be deemed to result from such transaction; or (B) a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company.

                                   ARTICLE V

               Options Not Qualifying as Incentive Stock Options
               -------------------------------------------------

With respect to all or any portion of any Option granted under the Plan not qualifying as an "incentive stock option" under Section 422 of the Code, such option shall be considered as a Stock Option granted under this Plan for all purposes. Further, this Plan and any ISO Options granted hereunder shall be deemed to have incorporated by reference all the provisions and requirements of
Section 422 of the Code (and the Treasury Regulations issued thereunder) which are required to provide that all ISO Options granted hereunder shall be "incentive stock options" described in Section 422 of the Code.

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